4th Quarter 2018 Earnings Investor Presentation February 27, 2019

DISCLAIMER Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.   These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; ability to achieve expected synergies and benefits and performance from strategic acquisitions; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings.   Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings per Share (“Adjusted EPS”). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Net Income and Adjusted EPS exclude certain items included in the comparable GAAP financial measure. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Adjusted Gross Margin represents Adjusted Gross Profit divided by net revenues, Hostess Brands believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these non-GAAP financial measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income, Adjusted EPS, and other non-GAAP measures differently, and therefore Hostess Brands’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Totals in this Investor Presentation may not add up due to rounding. 2

3 32 HOSTESS BRANDS – HIGHLIGHTS 67 ICONIC AMERICAN BRANDS DELIVERING NEW AND CLASSIC 0 SWEET TREATS TO CUSTOMERS FOR GENERATIONS 112 192 0 176 240 163 222 245 255 142 155 KEY HIGHLIGHTS 230 LTM Net Sales: Product Portfolio with 0 $850.4 million 18% Market Continuous Direct to Proven 24 Numerous LTM Adj. EBITDA: Iconic Share and Innovation to Warehouse Platform $186.2 million Growing Drive Growth Brands Centralized with Multiple Avenues 210 Adj. EBITDA Margin: Manufacturing & of Growth including: 230 in ~$6.6 billion Sweet Growing Faster Than Distribution Model - Innovation 21.9% Driving Industry - Adjacent Categories 250 Operating Cash Flow: Baked Goods the SBG Category Category(1) Leading Profitability - Acquisitions $143.7 million 230 Note: Financial data are for the last twelve months (“LTM”) ended December 31, 2018 as reported. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See “Use of Non- 235 GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Adjusted EBITDA Margin is 240 calculated by dividing LTM Net Sales by LTM Adjusted EBITDA. (1) Market Share for the Company within the Sweet Baked Goods (“SBG”) category per Nielsen U.S. total universe, 52 weeks ending 12/29/2018. Market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. 196 197 200 3

3 32 PROFITABLE GROWTH 67 UTILIZING OUR CORE COMPETENCIES 0 112 192 Delighting consumers and building iconic brands supported by our core competencies to drive profitable growth 0 Strong Brand 176 Equity 240 Our Growth Strategy Strong Brand 163 Equity 222 245 Ø Strengthening our core Hostess brand and expanding into 255 adjacent categories through Significant Efficient 142 innovation and strong partnerships Cash Flow Operating 155 Model with our customers 230 CORE 0 Ø Leveraging our highly efficient 24 COMPETENCIES and profitable business model 210 230 Ø Managing our capital structure Continuous Collaborative 250 including reinvesting in the Innovation Customer business, deleveraging and Partnerships 230 235 pursuing strategic acquisitions 240 196 197 200 4

ICONIC BRANDS DELIVERING NEW AND CLASSIC SWEET TREATS BRANDS SINCE <50 RELAUNCH 50+ YEARS OLD 85+ YEARS OLD YEARS OLD Hostess® Brand 90%+ Awareness Source: Harmon Atchison, Awareness, Use and Status Perception Study, 12/8/14 5

3 32 STRONG MARKET POSITION 67 AND GROWING IN THE SBG CATEGORY 0 112 192 Market Share Point-of-Sale 0 176 18.0% 240 $1,197.1 CAGR 163 222 CAGR 4.3% 245 4.1% 17.0% $1,126.5 ) s n o i l 255 l $1,091.7 i M 142 ( 155 16.3% $ 230 0 $1,010.1 24 15.3% 210 230 250 2015 2016 2017 2018 2015 2016 2017 2018 230 SBG Category POS 235 240 * Source: Nielsen, Total Nielsen Universe for the SBG Category and the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 1/2/16, 12/31/16, 12/30/17 & 12/29/2018. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 196 197 200 6

3 32 COST EFFICIENT OPERATING BUSINESS MODEL 67 ENABLED BY WAREHOUSE DISTRIBUTION AND EFFICIENT SUPPLY CHAIN 0 112 192 Our Business Model Generates 0 176 Hostess Brands Differentiation within Baking 240 ▪ Expanded distribution reach 163 222 ▪ Compelling retailer economics 245 ▪ Fast & scalable in-store merchandising capabilities 255 142 ▪ Close partnerships with third party distributors 155 230 0 Established a best-in-class financial position 24 210 Significant Strong Adj. EBITDA 230 Adj. EBITDA margins 250 to free Shelf-life Warehouse cash flow conversion(1) Technology model 230 235 240 (1) Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. 196 197 200 7

3 32 COLLABORATIVE PARTNERSHIPS 67 WITH CUSTOMERS & RETAILERS ACROSS VARIOUS CHANNELS FOR SHARED GROWTH AND PROFIT 0 112 192 0 176 240 163 222 245 255 142 155 230 0 24 210 230 250 230 235 240 196 197 200 8

LEADER OF INNOVATION WILLINGNESS TO REVITALIZE AND DISRUPT UNDERINVESTED CATEGORIES Innovation within the Core Launch new flavors of iconic products to leverage the brand’s power and expand the core Innovation Attracting New Consumers Attract new consumers with premium innovation such as the Hostess Bakery Petites® premium snacking platform made with no artificial flavors or colors or high fructose corn syrup Innovation in Adjacencies Expand the Hostess® brands into new consumer segments to drive incremental growth 9

FULL YEAR 2018 HIGHLIGHTS

3 32 FULL YEAR 2018 HIGHLIGHTS 67 CONTINUED GROWTH AHEAD OF SBG CATEGORY 0 112 ■ Point-of-sale increased 6.3% and market share grew 107 bps to 18.0% for the year* 192 ■ Revenue growth of 9.6% for full year 2018 driven by Cloverhill acquisition with flat 0 176 organic net revenue 240 ■ Completed acquisition of Cloverhill Business and implemented significant operating 163 improvements and the repatriation of co-packed breakfast items, with a clear path 222 245 to strong EBITDA gains in 2019 255 ■ Launched new innovation including 142 Hostess®-branded Breakfast and Peanut 155 Butter products 230 0 ■ Executed our multi-faceted price 24 increase with our customers to partially offset continued industry inflation 210 230 250 ■ Generated significant operating cash flow of $143.7 million 230 235 240 196 197 200 * Point of sale and market share data for the 52 weeks ended 12/29/2018 as compared to the comparable period in the prior year. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned. 11

3 32 GROWING SALES AND MARKET SHARE IN 2018 67 ACROSS MULTIPLE CHANNELS 0 112 POS Change 5.2% 5.8% (4.9)% 8.2% 1,392.6% (8.2)% 192 (in '000s) 0 600,000 176 240 500,000 s r 163 a l l 400,000 222 o D 245 e l a 300,000 S f o 255 t n 142 i 200,000 o 155 P 100,000 230 0 24 0 Convenience Grocery Drug Dollar Club Mass 210 230 2017 POS $ 2018 POS $ 250 Market Share 22.9% 13.3% 43.6% 22.2% 15.4% 15.9% 230 235 Market Share 1.6% 0.6% 0.0% (0.2)% 14.3% (1.2)% 240 Change 196 197 200 * Point of sale and market share data for the 52 weeks ended 12/29/2018 as compared to the comparable period in the prior year. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 12

3 32 PILLARS FOR 2019 67 DRIVING PROFITABLE GROWTH 0 112 192 Grow the Core 0 176 240 163 Grow Through Innovation 222 245 255 142 155 Improve Through Agility & Efficiency 230 0 24 Cultivate Talent and Capabilities 210 230 250 230 235 Leverage Strong Cash Flow 240 196 197 200 13

3 32 INVESTING FOR GROWTH 67 0 112 192 Accelerating Growth in the Breakfast and Value Brand Segments Ø 0 Hostess’ “Fair Share” development in Breakfast presents an incremental POS 176 opportunity of over ~$100 million enabled by strategic acquisition of Cloverhill 240 Ø Expanding distribution of value brands (Cloverhill, Big Texas and Dolly) 163 222 Transformation Improving Capabilities and Driving Efficiencies 245 Ø Cloverhill Acquisition - During 2018 integrated systems and installed capital to 255 improve efficiency and quality. Additional operational efficiencies expected as we 142 continue to improve operations throughout 2019. 155 Ø Investing in talent and insights to build fully integrated market analytics, innovation 230 and marketing functions 0 Ø 24 Executing operational efficiencies to improve profitability Ø Enhancing and expanding partnerships and merchandising relationships 210 230 250 Expected to Generate Highly Accretive Revenue and EBITDA Ø Utilize strong cash flow to reinvest in the business, deleverage and pursue 230 235 strategic acquisitions 240 196 197 200 14

FINANCIAL RESULTS

3 32 CONSOLIDATED FINANCIAL RESULTS 67 0 112 Quarter Ended Year Ended 192 December 31, December 31, December 31, December 31, ($ in millions, except per share data) 2018 2017 2018 2017 0 176 Net Revenue $ 214.8 $ 196.2 $ 850.4 $ 776.2 240 163 Adjusted Gross Profit $ 73.8 $ 80.8 $ 279.4 $ 326.9 222 245 Adjusted Gross % % % % Margin 34.3 41.2 32.9 42.1 255 142 Adjusted EBITDA $ 51.4 $ 57.8 $ 186.2 $ 230.2 155 Adjusted EPS $ 0.17 $ 0.17 $ 0.54 $ 0.63 230 0 24 ▪ Net Revenue increase for the fourth quarter was driven by recently acquired breakfast brands and products ($20.0 million) and a slight decline in organic net revenue driven by the mass retail channel offset by net 210 230 revenue growth across various other channels. 250 ▪ Adjusted gross margin decline for the fourth quarter is primarily the result of the negative margins of the Cloverhill Business (390 bps) and rising inflation (320 bps), both of which are being mitigated by current actions. 230 Significant capital improvements completed in the fourth quarter of 2018 are expected to increase efficiency 235 240 and profitability in 2019. We are also actively addressing inflation through a multi-faceted approach including price increases which have been sold-in and generally become impactful in Q1 2019. 196 197 200 Note: Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 16

3 32 FULL-YEAR 2019 GUIDANCE 67 0 112 192 2019 Guidance ($ in millions, except ratio, per share data and tax rate) 0 Growth well above the 176 Net Revenue SBG Category 240 Adjusted EBITDA $200 - $210 163 222 245 Adjusted EPS $0.57 - $0.62 255 142 Leverage Ratio 3.5x - 3.7x 155 230 Cash Flow from Operations $150 - $160 0 24 Capital Expenditures $30 - $35 210 230 Effective Tax Rate 21% - 22% 250 230 235 240 196 197 200 Note: Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. 17 Reconciliations to the comparable GAAP measures are included in Exhibit 99.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2019.

APPENDIX

3 32 NON-GAAP RECONCILIATIONS 67 ADJUSTED GROSS PROFIT AND GROSS MARGIN 0 112 192 Three Months Three Months Twelve Months Twelve Months Ended Ended Ended Ended 0 ($ in millions) 12/31/18 12/31/17 12/31/18 12/31/17 176 Net revenue $ 214.8 $ 196.2 $ 850.4 $ 776.2 240 Cost of goods sold 146.0 115.4 583.1 449.3 163 222 Gross profit $ 68.8 $ 80.8 $ 267.3 $ 326.9 245 Gross margin 32.0% 41.2% 31.4% 42.1% 255 142 Non-GAAP adjustments: 155 Acquisition and integration costs 4.8 — 10.1 — 230 Special employee incentive 0 compensation 0.2 — 2.0 — 24 Adjusted gross profit $ 73.8 $ 80.8 $ 279.4 $ 326.9 210 Adjusted gross margin 34.4% 41.2% 32.9% 42.1% 230 250 230 235 240 196 197 200 19

3 32 NON-GAAP RECONCILIATIONS 67 ADJUSTED EBITDA 0 112 192 Three Months Three Months Year Ended Year Ended $ in millions Ended 12/31/18 Ended 12/31/17 12/31/18 12/31/17 0 Net income $ 16.4 $ 189.6 $ 81.4 $ 258.1 176 240 Non-GAAP adjustments: Income tax provision 3.6 (98.8) 13.0 (67.2) 163 222 Interest expense, net 10.3 9.5 39.4 39.2 245 Depreciation and amortization 10.0 9.6 41.4 38.2 255 Share-based compensation 1.4 (0.6) 5.6 7.4 142 155 Tax Receivable Agreement (0.1) (51.8) (14.2) (50.2) remeasurement and gain on buyout Impairment of property and equipment, 3.3 — 4.7 1.0 230 intangible assets and goodwill 0 Special employee incentive 1.2 — 3.4 — 24 compensation Acquisition and integration costs 5.1 — 10.4 — 210 230 Loss (gain) on debt modification — 0.4 — 2.6 250 Loss (gain) on sale/abandonment of 0.2 (0.1) 0.3 (0.1) property and equipment and bakery 230 Other — — 0.8 1.4 235 240 Adjusted EBITDA $ 51.4 $ 57.8 $ 186.2 $ 230.4 196 197 200 20

3 32 67 NON-GAAP RECONCILIATIONS ADJUSTED NET INCOME ATTRIBUTABLE TO CLASS A 0 STOCKHOLDERS AND ADJUSTED EPS 112 192 Three Months Three Months Twelve Months Twelve Months Ended Ended Ended Ended (in millions except share and per share data) 12/31/18 12/31/17 12/31/18 12/31/17 0 176 Net income attributed to Class A stockholders $ 11.8 $ 179.7 $ 62.9 $ 223.9 240 Non-GAAP adjustments: 163 Tax Receivable Agreement remeasurement and gain on buyout (0.1) (51.8) (14.2) (50.2) 222 245 Remeasurement of deferred taxes (0.4) (110.4) (5.4) (108.6) Impairment of property and equipment, intangible assets and 3.3 — 4.7 1.0 goodwill 255 142 Special employee incentive compensation 1.2 — 3.4 — 155 Acquisition and integration costs 5.1 — 10.4 — 230 Loss (gain) on debt modification — 0.4 — 2.6 0 Loss (gain) on sale/abandonment of property and equipment 0.3 (0.1) 0.3 (0.1) 24 and bakery shutdown costs (recoveries) Tax impact of adjustments (2.2) (0.1) (2.0) (0.7) 210 230 Non-controlling interest allocation of adjustments (2.2) (0.1) (4.3) (1.1) 250 Adjusted net income attributed to Class A stockholders $ 16.8 $ 17.6 $ 55.8 $ 66.8 230 Weighted average Class A shares outstanding-diluted 100,113,695 103,389,524 103,098,394 105,307,293 235 240 Adjusted EPS $ 0.17 $ 0.17 $ 0.54 $ 0.63 196 197 200 21